SUPPLEMENT DATED MARCH 22, 1999
                   TO THE PRINCIPAL FUNDS' R SHARE PROSPECTUS
                               DATED MARCH 1, 1999

Effective March 22, 1999, the Principal Mutual Funds' R Share Prospectus is amended by adding the following paragraphs on page 5 as additional Notes:

     Class R shares are offered only to individuals (and his/her spouse, child, parent, grandchild and trusts primarily for their benefit) who: receive lump sum distributions from retirement plans serviced by Principal Life Insurance Company; or are participants in retirement plans serviced by Principal Life Insurance Company; or own individual life or disability insurance polices issued by Principal Life Insurance Company that do not have an insurance agent licensed to sell such policies assigned to the policies; or have mortgages which are serviced by Principal Life Insurance Company; or have existing Principal Mutual Fund Class R Share accounts.

     No salesperson, dealer or any other person is authorized to give information or make representations about the Funds other than those contained in this Prospectus. Information or representations from unauthorized parties must not be relied upon as having been made by the Funds or the Manager.

The Prospectus is further amended by replacing the table on the bottom of page 38 with the following:

                                         Sales Charge for
                                         All Funds (Except           Sales Charge for
                                    Limited Term Bond Fund)       Limited Term Bond Fund        Dealers Allowance as
                                       Sales Charge as % of:       Sales Charge as % of:         % of Offering Price

                                      Offering    Net Amount      Offering    Net Amount  All Funds Except     Limited Term
               Amount invested          Price      Invested         Price      Invested   Limited Term Bond        Bond

         Less than $50,000                  4.75%        4.99%          1.50%        1.52%          4.00%             1.25%
         $50,000 but less than $100,000     4.25%        4.44%          1.25%        1.27%          3.75%             1.00%
         $100,000 but less than $250,000    3.75%        3.90%          1.00%        1.10%          3.25%             0.75%
         $250,000 but less than $500,000    2.50%        2.56%          0.75%        0.76%          2.00%             0.50%
         $500,000 but less than $1,000,000  1.50%        1.52%          0.50%        0.50%          1.25%             0.25%
         $1,000,000 or more                    0            0              0            0           0.75%             0.25%

GP 41071 S-5